EXHIBIT 99.1

General Employment Enterprises, Inc. To Present At The 2015 Marcum MicroCap Conference

Management Will Conduct One-on-One Meetings and Discuss Growth Strategy

NAPERVILLE, Ill., May 13, 2015 / -- GENERAL EMPLOYMENT ENTERPRISES, INC. ("the Company" or "General Employment") (NYSE MKT: JOB), a professional staffing services provider, announced today that it will present at the 2015 Marcum MicroCap Conference on Thursday, May 28, 2015 in New York City at the Grand Hyatt Hotel.

The Company's presentation by Chairman and CEO Derek Dewan is scheduled to begin at 11:00 A.M. Eastern Time on May 28th. The annual Marcum MicroCap Conference is a showcase for public companies with less than $500 million in market capitalization. This year's keynote speaker will be Richard S. Fuld, Jr., Chairman of Matrix Advisors and former Chairman of Lehman Brothers. The Marcum MicroCap Conference attracts fund managers and high net worth investors focusing on small cap equities. Over 2,000 participants from all segments of the microcap market attend each year, including senior management, finance and legal executives, venture and lower middle-market private equity investors, institutional investors, directors, investment bankers, buy- and sell-side analysts, and service providers to the microcap marketplace.

Commenting on the conference, Mr. Dewan stated, "We are delighted to attend the Marcum MicroCap Conference and to present both our internal and external growth strategy for the Company. We plan to extensively enhance General Employment's penetration in the staffing services market, provide excellent customer service, and significantly increase revenue and profitability."

About General Employment Enterprises, Inc.
General Employment Enterprises, Inc. (the "Company") was incorporated in the State of Illinois in 1962, is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions, and light industrial staffing services through the names of General Employment, Ashley Ellis, Triad and Omni-One. Also, in the healthcare sector, General Employment through its Scribe Solutions brand staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR).

Forward-Looking Statements
In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may", "plans", "expects", "anticipates", "projects", "predicts", "estimates", "aims", "believes", "hopes", "potential", "intends", "suggests", "appears", "seeks", or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

SOURCE General Employment Enterprises, Inc.